Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Audited Financial Statement of Global Eagle Acquisition Corp. (a corporation in the development stage):

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of May 19, 2011	F-3

Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Global Eagle Acquisition Corp.

We have audited the accompanying balance sheet of Global Eagle Acquisition Corp. (a corporation in the development stage) (the “Company”) as of May 19, 2011. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Global Eagle Acquisition Corp. (a corporation in the development stage) as of May 19, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ ROTHSTEIN, KASS & COMPANY, P.C.
Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 23, 2011

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

BALANCE SHEET
As of May 19, 2011

ASSETS:

Current assets:
Cash and cash equivalents	$1,010,382
Prepaid insurance	81,384
Total current assets	1,091,766

Cash equivalents held in Trust Account	189,626,500
Total assets	$190,718,266

LIABILITIES AND STOCKHOLDERS’ EQUITY:

Current liabilities:
Accrued expenses	$17,235

Deferred underwriting compensation	6,647,375

Total liabilities	6,664,610

Common stock subject to possible redemption; 17,933,551 shares (at redemption value of approximately $9.984)	179,053,655

Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 400,000,000 shares authorized; 23,161,585 shares issued and outstanding (including 17,933,551 shares subject to possible redemption)	2,316
Additional paid-in capital	5,016,206
Deficit accumulated during the development stage	(18,521)
Total stockholders’ equity, net	5,000,001
Total liabilities and stockholders’ equity	$190,718,266

See accompanying notes to balance sheet.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

1. Organization and Business Operations

Incorporation

Global Eagle Acquisition Corp. (the “Company”), a corporation in the development stage, was incorporated in Delaware on February 2, 2011.

Sponsor

The Company’s sponsor is Global Eagle Acquisition, LLC, a Delaware limited liability company (the “Sponsor”). Members of the Sponsor include Harry E. Sloan, the Company’s Chairman and Chief Executive Officer, Jeff Sagansky, the Company’s President, and James A. Graf, the Company’s Vice President, Chief Financial Officer, Treasurer and Secretary.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, one or more operating businesses or assets that the Company has not yet identified (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in FASB Accounting Standard Codification, or ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies.

The Company’s management has broad discretion with respect to the Business Combination. However, there is no assurance that the Company will be able to successfully effect a Business Combination.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective by the United States Securities and Exchange Commission on May 12, 2011.  On May 18, 2011, simultaneously with the closing of the Public Offering, members of the Sponsor purchased $5,250,000 of warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $189,626,500 was placed in the Trust Account (discussed below).

Trust Account

The trust account (the “Trust Account”) can be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

The Company’s amended and restated certificate of incorporation provides that, except for a portion of interest income earned on the Trust Account balance that may be released to the Company to pay any taxes on such interest and to fund working capital requirements, and any amounts necessary for the Company to purchase up to 50% of the Company’s public shares if the Company seeks stockholder approval of the Business Combination, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units being sold in the Public Offering if the Company is unable to complete a Business Combination within 21 months from the closing of the Public Offering (subject to the requirements of law).

Business Combination

A Business Combination is subject to the following size, focus and stockholder approval provisions:

Size/Control  — The Company’s Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the Business Combination. The Company will not complete a Business Combination unless it acquires a controlling interest in a target company or is otherwise not required to register as an investment company under the Investment Company Act.

Focus  — The Company’s efforts in identifying prospective target businesses will initially be focused on businesses in the media and entertainment industries but the Company may pursue opportunities in other business sectors.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

1. Organization and Business Operations  – (continued)

Tender Offer/Stockholder Approval  — The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

Regardless of whether the Company holds a stockholder vote or a tender offer in connection with a Business Combination, a public stockholder will have the right to redeem their shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable. As a result, such shares of common stock are recorded at conversion/tender value and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 480, “Distinguishing Liabilities from Equity.”

Permitted Purchase of Public Shares  — If the Company seeks stockholder approval prior to the Business Combination and does not conduct redemptions pursuant to the tender offer rules, prior to the Business Combination, the Company’s Amended and Restated Certificate of Incorporation permits the release to the Company from the Trust Account amounts necessary to purchase up to 50% of the shares sold in the Public Offering. All shares so purchased by the Company will be immediately cancelled.

Liquidation

If the Company does not complete a Business Combination by February 18, 2013, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the common stock sold as part of the units in the Public Offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest which may be distributed to the Company to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the Trust Account which is received after such redemption shall be distributed to the former public stockholders, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the units to be offered in the Public Offering discussed in Note 3).

2. Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission.

This financial statement was approved by management and available for issuance on May 23, 2011. Subsequent events have been evaluated through this date.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

2. Significant Accounting Policies – (continued)

Development Stage Company

The Company is considered to be in the development stage as defined by FASB ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has neither engaged in any operations nor generated any income to date. All activity through the date the financial statements were issued relates to the Company’s formation and the Public Offering. Following such offering, the Company will not generate any operating revenues until after completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the Trust Account after the Public Offering.

Cash Equivalents

The Company considers all highly-liquid investments with original maturities of three months or less when acquired to be cash equivalents.

Redeemable Shares of Common Stock

All of the 18,992,500 shares of common stock sold as part of a Unit in the Public Offering contain a redemption feature which allows for the redemption of such shares of common stock under provisions of the Company's Amended and Restated Certificate of Incorporation. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity.  Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of ASC 480. Although the Company does not specify a maximum redemption threshold, its Amended and Restated Certificate of Incorporation provides that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets (shareholders' equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable shares of common stock shall be affected by charges against paid-in capital.

Accordingly, at May 19, 2011, 17,933,551 of the 18,992,500 public shares are classified outside of permanent equity at their redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks of such accounts.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

2. Significant Accounting Policies  – (continued)

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces ending retained earnings. Based on its analysis, the Company has determined that it has not incurred any liability for unrecognized tax benefits as of May 19, 2011. The Company’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of and for the period ended May 19, 2011.

The Company may be subject to potential examination by U.S. federal, U.S. state or foreign jurisdiction authorities with respect to its income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income amoung various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Fair Value of Financial Instruments

Unless otherwise disclosed, the fair values of financial instruments, including cash equivalents, approximate their carrying amount due primarily to their short-term nature.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s balance sheet.

3. Public Offering

Public Units

On May 18, 2011, the Company sold 18,992,500 units at a price of $10.00 per unit (the “Public Units”) in the Public Offering.  Each unit consists of one share of common stock of the Company, $0.0001 par value per share (the “Public Shares”), and one warrant to purchase one share of common stock of the Company (the “Public Warrants”).

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Public Warrant Terms and Conditions:

Exercise Conditions  — Each Public Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $11.50 per share commencing on the later of: (i) 30 days after the completion of the Company’s initial Business Combination, or (ii) May 18, 2012, provided that the Company has an effective registration statement covering the shares of common stock issuable upon exercise of the Public Warrants (or the holders of Public Warrants are able to exercise their Public Warrants on a cashless basis as described in the Warrant Agreement). The Public Warrants expire at 5:00 pm, New York time, 5 years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. The Public Warrants will be redeemable in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption after the Public Warrants become exercisable if, and only if, the last sales price of the Company’s common stock equals or exceeds $17.50 per share for any 20 trading days within a 30-trading day period ending on the third trading date prior to the date on which the Company sends the notice of redemption to the Public Warrant holders. If the Public Warrants are redeemed by the Company, management will have the option to require all holders that wish to exercise Public Warrants to do so on a cashless basis.

Registration Risk  — In accordance with a warrant agreement relating to the Public Warrants, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement relating to common stock which would be issued upon exercise of the Public Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holders of such Public Warrants shall not be entitled to exercise such Public Warrants (except on a cashless basis under certain circumstances) and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle or cash settle the Public Warrants. Consequently, the Public Warrants may expire unexercised, unredeemed and worthless, and an investor in the Public Offering may effectively pay the full unit price solely for the shares of common stock included in the Public Units.

Accounting  — Since the Company is not required to net cash settle the Public Warrants, management has determined that the Public Warrants will be recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40.

Underwriting Agreement

The Company paid an underwriting discount of 2.0% of the Public Unit offering price to the underwriters at the closing of the Public Offering, with an additional fee of 3.5% of the gross offering proceeds payable upon the Company’s completion of a Business Combination. The underwriters are not entitled to any interest accrued on the deferred discount.

4. Related Party Transactions

Founder Shares  — In February 2011, the Sponsor purchased 4,417,683 shares of common stock, (the “Founder Shares”) for $25,000, or $0.01 per share. This amount has been adjusted to give effect to a forward stock split in the form of a dividend in which the Company issued 302,979 shares to the Sponsor in February 2011. All share information in the Company’s financial statements have been retroactively restated for the effect of this dividend. Subsequently, in March 2011, the Sponsor transferred an aggregate of 44,176 founder shares to Dennis A. Miller and James M. McNamara, each of whom has agreed to serve on the Company’s board of directors upon the closing of the Public Offering.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

4. Related Party Transactions  – (continued)

Forfeiture  — On May 18, 2011, the Sponsor forfeited 248,598 shares of common stock in connection with the partial exercise of the underwriters’ over-allotment option, so that the Sponsor and its transferees own 18.0% of the Company’s issued and outstanding shares after the Public Offering.

In addition, a portion of the Founder Shares in an amount equal to 4.0% of the Company’s issued and outstanding shares after the Public Offering (“Earnout Shares”) will be subject to forfeiture on the third anniversary of the closing of the Company’s Business Combination unless following the Business Combination (i) the last sales price of the Company’s stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (ii) the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for consideration of cash, securities or other property which equals or exceeds $13.00 per share.

Rights  — The Founder Shares are identical to the Public Shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) the Sponsor and its transferees have agreed to waive their redemption rights in connection with the Business Combination with respect to the Founder Shares and any Public Shares they may purchase, and to waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within 21 months from the closing of the Public Offering.

Voting  — If the Company seeks stockholder approval of its Business Combination, the Sponsor will agree to vote the Founder Shares in accordance with the majority of the votes cast by the public stockholders and to vote any Public Shares purchased during or after the Public Offering in favor of the Business Combination.

Liquidation  — Although the Sponsor and its permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares they may own.

Sponsor Warrants  — The Sponsor has purchased an aggregate of 7,000,000 warrants (the “Sponsor Warrants”) at $0.75 per warrant (for an aggregate purchase price of $5,250,000) from the Company on a private placement basis simultaneously with the closing of the Public Offering.

Exercise Conditions  — Each Sponsor Warrant is exercisable into one share of common stock at $11.50 per share. The proceeds from the Sponsor Warrant have been added to the portion of the proceeds from the Public Offering that was placed in the Trust Account. The Sponsor Warrants are identical to the Public Warrants except that the Sponsor Warrants (i) will not be redeemable by the Company as long as they are held by the Sponsor or any of its permitted transferees, (ii) will be subject to certain transfer restrictions described in more detail below and (iii) may be exercised for cash or on a cashless basis.

Accounting  — Since the Company is not required to net-cash settle the Sponsor Warrants, the Sponsor Warrants were recorded at fair value and classified within stockholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40.

Disposition Restrictions

On the date of the prospectus included in the registration statement for the Public Offering, the Founder Shares and Sponsor Warrants were placed into a segregated escrow account maintained by American Stock Transfer & Trust Company, LLC acting as escrow agent. While in escrow, such securities will not be transferable, other than to certain permitted transferees. The Founder Shares will be released from escrow on the earlier of (x) one year after the completion of the Business Combination or earlier if, subsequent to the Business Combination, the last sales price of the Company’s common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, the Earnout Shares will not be released from escrow unless they no longer are subject to forfeiture, as described above. The Sponsor Warrants will not be released from escrow until 30 days following the completion of the Business Combination.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

4. Related Party Transactions  – (continued)

Registration Rights

The holders of the Founder Shares, Sponsor Warrants and warrants that may be issued upon conversion of working capital loans will hold registration rights to require the Company to register a sale of any of the securities held by them pursuant to a registration rights agreement. These stockholders will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective with respect to any securities until they are released from escrow, as described above. The Company will bear the costs and expenses of filing any such registration statements.

Administrative Services and Consulting Fees

The Company has agreed to pay $10,000 a month in total for office space and general and administrative services to Roscomare Ltd., an entity owned and controlled by Harry E. Sloan, the Company’s Chairman and Chief Executive Officer. The Company has also agreed to pay $15,000 a month to James A. Graf, the Company’s Chief Financial Officer. Services commenced on May 13, 2011,  the date the Company’s securities were first listed on Nasdaq and will terminate upon the earlier of (i) the completion of a Business Combination or (ii) the liquidation of the Company.

Note Payable

The Company issued an unsecured promissory note (the “Note”) to the Sponsor on February 2, 2011 that provided for the Sponsor to advance to the Company, from time to time, up to $200,000 for expenses related to the Public Offering.  From February 2, 2011 to  May 18, 2011, the Sponsor advanced $140,000 to the Company under the Note. The Note was paid in full on May 18, 2011 and no balance is outstanding.

5. Commitments & Contingencies

The Company is committed to pay a fee equal to 3.5% of the gross offering proceeds of the Public Offering (the “Deferred Discount”) to the underwriters upon the Company’s consummation of a Business Combination.. The underwriters will not be entitled to any interest accrued on the Deferred Discount, and no Deferred Discount is payable to the underwriters if there is no Business Combination.

6. Income Taxes

The component of the Company’s deferred tax asset at May 19, 2011 is as follows:

Net operating loss carry-forward	$6,297
Less, valuation allowance	(6,297)
$—

Management has recorded a full valuation allowance against its deferred tax asset because it does not believe it is more likely than not that sufficient taxable income will be generated. The effective tax rate differs from the statutory rate of 34% due to the establishment of the valuation allowance. The net operating loss carry-forward expires in 2031.

7. Trust Account

A total of $189,626,500, which includes $184,376,500 of the net proceeds from the Public Offering and $5,250,000 from the private placement, has been placed in the Trust Account. As of May 19, 2010, the trust proceeds were invested in the “Goldman Sachs FS Treasury Instrument Fund” money market fund and the “Morgan Stanley MSILF Treasury Securities Fund”, funds which invest only in direct U.S. government treasury obligations and meet certain conditions under Rule 2a-7 under the Investment Company Act.  As of May 19, 2010, the balance in the Trust Account was $189,626,500.

GLOBAL EAGLE ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

8. Fair Value Measurement

The Company complies with ASC 820, Fair Value Measurements, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The following tables present information about the Company’s assets that are measured at fair value on a recurring basis as May 19, 2010, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

Fair Value of Financial Assets as of May 19, 2011
			Significant Other	Significant
		Quoted Prices in	Observable	Unobservable
	Balances at	Active Markets	Inputs	Inputs
Description	May 19, 2011	(Level 1)	(Level 2)	(Level 3)

Assets:
Cash equivalents held outside Trust Account	$1,010,382	$1,010,382

Cash equivalents held in Trust Account	$189,626,500	$189,626,500
Total

The fair values of the Company’s cash equivalents and cash and cash equivalents held on the Trust Account are determined through market, observable and corroborated sources.

9. Stockholders’ Equity

Common Stock  — The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At May 19, 2011, there were 23,161,585 shares of common stock outstanding.

Preferred Shares  — The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.